MANAGERS AMG FUNDS

ESSEX GROWTH FUND

Supplement dated October 12, 2007 to the

Prospectus dated October 1, 2007

The following information supplements and supersedes any information to the contrary relating to the Essex Growth Fund (the “Fund”), a series of Managers AMG Funds (the “Trust”), contained in the Fund’s Prospectus dated October 1, 2007.

The table entitled “Average Annual Total Returns as of 12/31/06” on page 8 of the Prospectus is hereby replaced in its entirety with the following:

Average Annual Total Returns as of 12/31/061

Essex Growth Fund – Institutional Class

	1 Year	5 Years	Since Inception (11/01/99)
Return Before Taxes	3.76%	1.32%	0.29%
Return After Taxes on Distributions[2]	3.76%	1.32%	0.29%
Return After Taxes on Distributions and Sale of Fund Shares[2]	2.44%	1.13%	0.25%
Russell 3000® Growth Index[3]	9.46%	3.02%	-2.20%

[1]

Returns for all periods prior to March 1, 2002, reflect performance of the Investor class, which began operations on November 1, 1999. Prior to March 1, 2002, the Fund had a single share class (the Investor class). On March 1, 2002, the Institutional share class was launched with a lower total operating expense ratio than the Investor class. The Fund changed to a single class structure on June 30, 2006, when the Investor class was closed and each Investor class share of the Fund outstanding at the conversion time was converted to a number of full and/or fractional Institutional class shares of the Fund. The performance information for periods prior to March 1, 2002, reflects actual performance of the Investor class shares for that period and has not been adjusted for any expense ratio difference between the Investor and Institutional class shares.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[3]

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index reflects no deduction for fees, expenses, or taxes.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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